EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FastFunds Financial Corporation (the “Company”) on Form 10-K for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henry Fong, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Henry Fong
Henry Fong
Chief Executive Officer Chief Financial Officer
October 31, 2014

A signed original of this written statement required by Section 906 has been provided to FastFunds Financial Corporation. and will be retained by FastFunds Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.